EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. [] 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

             In connection with the Annual Report of American Bancorp of New Jersey, Inc. (the "Company") on Form 10-K for the year ended September 30, 2007 as filed with the Securities and Exchange Commission (the "Report"), we, Joseph Kliminski, Chief Executive Officer, and Eric B. Heyer, Senior Vice President, Treasurer and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

             (1)             The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

             (2)             The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods presented in the financial statementes included in the Report.

/s/ Joseph Kliminski Joseph Kliminski Chief Executive Officer (Principal Executive Officer)	/s/ Eric B. Heyer Eric B. Heyer Senior Vice President, Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer)

Date: December 14, 2007	Date: December 14, 2007